SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

Valley Community Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	000-30447	91-1913479

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1307 East Main, Puyallup, Washington 98372

(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: (253) 848-2316

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT 99

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description
99	Press Release, dated April 28, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 28, 2004, the Registrant issued a press release reporting its results for its first quarter of 2004. A copy of the press release is attached as Exhibit 99 to this report.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 28, 2004.

VALLEY COMMUNITY BANCSHARES, INC.

	By:	//s// David H. Brown

David H. Brown
President and Chief Executive Officer

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